                                                                    EXHIBIT 99.1

                                  NEWS RELEASE

For More Information Contact:           For Immediate Release - January 16, 2003
Eugene S. Putnam, Jr., Chief Financial Officer
713-507-7292


      STERLING BANCSHARES REPORTS 2002 EARNINGS PER SHARE INCREASE OF 16%

HOUSTON, TEXAS -- Sterling Bancshares, Inc. (Nasdaq: SBIB) today reported record net income for the fourth quarter of 2002 of $10.5 million. Diluted earnings per share of $.23 for the fourth quarter of 2002 was up 28% from the $.18 per diluted share earned in the fourth quarter of 2001. For the fourth quarter of 2002, return on average assets was 1.20% and return on average common equity was 16.67%.

For the year ended December 31, 2002, net income was $36.7 million or $.82 per diluted share, up 16% from the $.71 per diluted share earned for the full year 2001. For the year ended December 31, 2002, return on average assets was 1.21% and return on average common equity was 15.49%.

"We are very pleased to report strong quarterly and full year earnings growth despite the difficult interest rate environment," commented J. Downey Bridgwater, President and Chief Executive Officer of Sterling. "Our bankers continued to generate solid loan and deposit growth, while maintaining credit quality and improving productivity."

Tax equivalent net interest income was $40.3 million in the fourth quarter of 2002, up 24% from the fourth quarter of 2001. For the full twelve months of 2002, tax equivalent net interest income was $148.2 million, up 19% from 2001. The tax equivalent net interest margin for the fourth quarter of 2002 was 5.25% as compared to 5.56% for the fourth quarter of 2001. Average loans held for investment for the fourth quarter of 2002 were $1.9 billion, up 20% from the fourth quarter of 2001. Average deposits for the quarter ended December 31, 2002 were $2.6 billion, a 21% increase from the same period a year ago.

Noninterest income, excluding discontinued operations, was $36.4 million in the fourth quarter of 2002, up 90% from the fourth quarter of 2001. For 2002, noninterest income, excluding discontinued operations, was $101.7 million, up 58% from 2001. Noninterest income represented 48% of total revenue in fourth quarter of 2002. Noninterest expense, excluding discontinued operations, was $54. 5 million for the fourth quarter of 2002, up from the $35.4 million in the fourth quarter of 2001. During the fourth quarter of 2002, Sterling recorded a before-tax, non-cash charge of $1.4 million for expenses associated with the early redemption of trust preferred securities. For the full year of 2002, noninterest expense, excluding discontinued operations was $177.8 million, up from the $128.5 million reported in 2001.


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

Sterling Bancshares, Inc., News Release
January 16, 2003
Page 2


Net charge-offs in the fourth quarter of 2002 were $3.4 million or .52% of average loans, compared to $2.5 million or .54% of average loans in the fourth quarter of 2001. For the twelve months ended December 31, 2002, net charge-offs were $10.0 million or .45% of average loans, compared to $8.4 million or .49% of average loans in 2001. The provision for loan losses was $5.8 million for the fourth quarter and $14.9 million for the full year of 2002, up from $3.1 million and $11.7 million respectively in 2001. The allowance for loan losses at December 31, 2002 was $28.5 million and represented 1.49% of loans held for investment, up from 1.38% a year ago.

Nonperforming assets were $23.1 million at December 31, 2002 or .88% of loans and foreclosed properties compared to $16.2 million and .84% of loans and foreclosed properties at December 31, 2001. Nonperforming assets at December 31, 2002 comprised .64% of total assets, compared to .57% at September 30, 2002 and ..58% a year ago.

At December 31, 2002, Sterling had total assets of $3.6 billion and total deposits of $2.5 billion. Equity capital of $249.4 million represented 6.96% of total assets. Book value per share was $5.66.

In conjunction with Sterling's fourth quarter earnings release, Downey Bridgwater, President and Chief Executive Officer and Eugene Putnam, Chief Financial Officer invite you to listen to its conference call that will be broadcast live over the Internet on Thursday, January 16, 2003 at 10:00AM EST. To participate, please visit Sterling's web site at www.banksterling.com.

Sterling Bancshares, Inc. is a Houston-based bank holding company that operates 40 community-banking offices in the greater metro areas of Dallas, Houston, San Antonio, and South Texas. Sterling also provides mortgage-banking services through its 80 percent-owned subsidiary, Sterling Capital Mortgage Company. Sterling's common stock is traded through the Nasdaq National Market System under the symbol SBIB. For more information on Sterling Bancshares, please visit the company's web site at www.banksterling.com.

Except for historical information contained herein, this press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company's liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; and changes in fiscal and


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

Sterling Bancshares, Inc., News Release
January 16, 2003
Page 3


governmental policies of the United States federal government could have an adverse effect on the Company's business. Please also read the additional risks and factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.



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
STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)
Page 4

                                                 THREE MONTHS ENDED            %                 YEAR ENDED                 %
                                                  2002        2001           CHANGE         2002            2001          CHANGE
                                              ----------  -----------     -----------    -----------     -----------     ---------
EARNINGS & DIVIDENDS
Period Ended December 31

Net income                                    $   10,452  $     7,999            30.7%   $    36,651     $     30,401       20.6%
Net income from continuing operations         $   10,468  $     8,126            28.8%   $    36,773     $     30,985       18.7

Earnings per share
      Basic                                   $     0.24  $      0.19            26.3    $      0.84     $      0.72        16.7
      Diluted                                 $     0.23  $      0.18            27.8    $      0.82     $      0.71        15.5

Earnings per share per continuing operations
      Basic                                   $     0.24  $      0.19            26.3    $      0.84     $      0.73        15.1
      Diluted                                 $     0.23  $      0.19            21.1    $      0.82     $      0.72        13.9

Average shares outstanding
      Basic                                       43,940       42,558             3.2         43,872          42,180         4.0
      Diluted                                     44,687       43,346             3.1         44,756          43,039         4.0

Dividends paid per common share               $    0.040  $    0.0367             9.1    $     0.160     $    0.1467         9.1
End of period common shares outstanding           43,983       43,770             0.5
End of period book value per share            $     5.66  $      4.96            14.1

SELECTED RATIOS
Net interest margin                                 5.25%        5.56%            (31)bps       5.56%           5.75%        (19)bps
Annualized return on average assets                 1.20%        1.20%             --           1.21%           1.24%         (3)
Annualized return on average equity                16.67%       16.03%             64          15.49%          16.58%       (109)
Annualized return on average tangible
  common equity (a)                                22.44%       19.64%            280          20.70%          19.14%        156
Tier 1 capital ratio                                8.55%        9.64%           (109)
Total capital ratio                                10.26%       10.66%            (40)
Tier 1 leverage ratio                               7.93%        8.40%            (47)
Tangible common ratio                               5.27%        5.88%            (61)

CONDENSED BALANCE SHEET
Average Balances
Loans available for sale                         648,592      213,988           203.1%       409,749         179,523       128.2%
Loans held for investment                      1,904,800    1,582,103            20.4      1,788,126       1,514,344        18.1
                                              ----------  -----------                    -----------     -----------
Total loans                                    2,553,392    1,796,091            42.2      2,197,875       1,693,867        29.8
Securities                                       313,800      346,142            (9.3)       319,575         348,656        (8.3)
Trading assets                                   161,371       94,616            70.6        120,135          49,352       143.4
Other earning assets                              15,688       79,549           (80.3)        27,286          75,464       (63.8)
Allowance for loan losses                        (27,586)     (22,433)           23.0        (25,192)        (20,296)       24.1
Goodwill                                          61,165       36,006            69.9         57,005          24,061       136.9
Other assets                                     372,139      304,711            22.1        325,477         274,664        18.5
                                              ----------  -----------                    -----------     -----------
Total assets                                   3,449,969    2,634,682            30.9      3,022,161       2,445,768        23.6
                                              ==========  ===========                    ===========     ===========

Noninterest earning deposits                     950,192      769,357            23.5        844,401         678,134        24.5
Interest earning deposits                      1,676,519    1,402,956            19.5      1,525,592       1,331,654        14.6
                                              ----------  -----------                    -----------     -----------
Total deposits                                 2,626,711    2,172,313            20.9      2,369,993       2,009,788        17.9
Other borrowings                                 405,957      178,857           127.0        284,965         175,106        62.7
Notes Payable                                     21,470        7,887           172.2         20,985           3,369       522.9
Other liabilities                                 48,014       20,166           138.1         39,929          21,330        87.2
                                              ----------  -----------                    -----------     -----------
Total liabilities                              3,102,152    2,379,223            30.4      2,715,872       2,209,593        22.9
Trust preferred securities                        99,063       57,500            72.3         69,620          52,853        31.7
Realized shareholders' equity                    244,496      193,452            26.4        232,461         180,212        29.0
Accumulated other comprehensive income             4,258        4,507            (5.5)         4,208           3,110        35.3
                                              ----------  -----------                    -----------     -----------
Total liabilities and shareholders' equity     3,449,969    2,634,682            30.9      3,022,161       2,445,768        23.6
                                              ==========  ===========                    ===========     ===========


(a) The annualized return on average tangible equity is net income divided by average common equity excluding goodwill and core deposit intangibles.



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
STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)
Page 5

                                                        AS OF DECEMBER 31,                %
                                                      2002             2001            CHANGE
                                                 -------------    -------------    -------------
End of Period
Loans available for sale                         $     701,301    $     261,505            168.2%
Loans held for investment                            1,910,565        1,636,140             16.8
                                                 -------------    -------------
Total loans                                          2,611,866        1,897,645             37.6
Securities                                             320,444          342,899             (6.5)
Trading assets                                         160,590          118,511             35.5
Other earning assets                                     7,339           37,476            (80.4)
Allowance for loan losses                              (28,521)         (22,927)            24.4
Goodwill                                                61,284           54,812             11.8
Assets related to discontinued operations               42,772           39,310              8.8
Other assets                                           406,071          310,364             30.8
                                                 -------------    -------------
Total assets                                     $   3,581,845    $   2,778,090             28.9
                                                 =============    =============

Noninterest earning deposits                     $     991,271    $     776,725             27.6
Interest earning deposits                            1,541,631        1,361,876             13.2
                                                 -------------    -------------
Total deposits                                       2,532,902        2,138,601             18.4
Other borrowings                                       509,590          180,298            182.6
Notes payable                                           21,430           20,879              2.6
Liabilities related to discontinued operations         140,340          130,679              7.4
Other liabilities                                       42,761           28,532             49.9
                                                 -------------    -------------
Total liabilities                                    3,247,023        2,498,989             29.9
Trust preferred securities                              80,000           57,500             39.1
Minority interest                                        5,395            4,232             27.5
Realized shareholders' equity                          245,439          213,479             15.0
Accumulated other comprehensive income                   3,988            3,890              2.5
                                                 -------------    -------------
Total liabilities and shareholders' equity       $   3,581,845    $   2,778,090             28.9
                                                 =============    =============



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
STERLING BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS
(Dollars in thousands)
Page 6

                                                       4TH QTR        3RD QTR       2ND QTR        1ST QTR        4TH QTR
                                                        2002            2002          2002           2002           2001
                                                     ------------   -----------   ------------   -----------    -----------
CREDIT DATA
Allowance for loans - beginning                            26,128        24,217         23,798        22,927         21,431
Allowance from acquisitions                                     -           656              -             -            863
Provision for loan losses                                   5,768         3,439          3,088         2,623          3,092
Net charge-offs                                            (3,375)       (2,184)        (2,669)       (1,752)        (2,459)
                                                     ------------   -----------   ------------   -----------    -----------
Allowance for loan losses - ending                         28,521        26,128         24,217        23,798         22,927
                                                     ============   ===========   ============   ===========    ===========

Nonaccrual loans                                           19,654        15,120         14,936        12,551         14,179
Restructured loans                                              -             -              -            15             16
Other real estate                                           3,359         4,421          2,368         1,677          1,837
Other repossessed assets                                       66            44             88            76            127
                                                     ------------   -----------   ------------   -----------    -----------
Total nonperforming assets                                 23,079        19,585         17,392        14,319         16,159
                                                     ============   -==========   ============   ===========    ===========

Accruing loans past due 90 days or more                       984         2,909          1,062         1,888          1,360

Nonperforming assets to loans, ORE and ORA                   0.88%         0.75%          0.79%         0.72%          0.84%
Nonperforming loans to total loans                           0.75%         0.58%          0.68%         0.63%          0.74%
Allowance to period-end loans                                1.09%         1.00%          1.10%         1.19%          1.19%
Allowance to loans held for investment                       1.49%         1.39%          1.38%         1.40%          1.38%
Allowance to nonperforming assets                          123.58%       133.41%        139.24%       166.20%        142.02%
Net charge-offs to average loans (annualized)                0.52%         0.38%          0.53%         0.37%          0.54%
Provision for loan losses to average loans (annualized)      0.90%         0.60%          0.61%         0.56%          0.68%

SELECTED AVERAGE BALANCES
Loans available for sale                                  648,592       439,636        311,533       231,392        213,988
Loans held for investment                               1,904,800     1,850,024      1,726,479     1,670,994      1,582,103
Total loans                                             2,553,392     2,289,660      2,038,012     1,902,386      1,796,091
Securities                                                313,800       313,393        319,107       332,701        346,142
Trading assets                                            161,371       112,743        100,851       103,262         94,616
Other earning assets                                       15,688        18,037         29,497        46,288         79,549
Goodwill                                                   61,165        56,730         55,245        54,812         36,006
Earning assets                                          3,044,251     2,733,833      2,487,467     2,384,637      2,316,398
Total assets                                            3,449,969     3,096,728      2,821,120     2,712,036      2,634,682
Noninterest earning deposits                              950,192       862,041        804,519       756,798        769,357
Interest earning deposits                               1,676,519     1,505,411      1,461,387     1,456,861      1,402,956
Total deposits                                          2,626,711     2,367,452      2,265,906     2,213,659      2,172,313
Other borrowings                                          405,957       358,135        210,922       161,353        178,857
Notes payable                                              21,470        20,716         20,879        20,879          7,887
Trust preferred securities                                 99,063        65,938         57,500        57,500         57,500
Shareholders' equity                                      248,754       242,964        230,998       223,472        197,959

FUNDINGS AT MORTGAGE COMPANY
Original production                                       796,158       756,252        705,706       474,572        473,155
Refinanced                                                888,824       481,673        146,252       201,934        358,350
                                                     ------------   -----------   ------------   -----------    -----------
Total                                                   1,684,982     1,237,925        851,958       676,506        831,505
                                                     ============   ===========   ============   ===========    ===========



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



STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET
(Dollars in thousands)
Page 7


                                                                           PERIOD END AS OF              INCREASE/(DECREASE)
                                                                      --------------------------    --------------------------
                                                                      12/31/2002     12/31/2001       AMOUNT            %
                                                                      -----------    -----------    -----------    -----------
ASSETS
Cash and cash equivalents                                             $   139,209    $   141,399    $    (2,190)          (1.5)%
Interest-bearing deposits in financial institutions                         1,302          2,114           (812)         (38.4)
Securities purchased with an agreement to resell                               --         12,313        (12,313)        (100.0)
Trading assets                                                            160,590        118,511         42,079           35.5
Available-for-sale securities, at fair value                              258,555        264,491         (5,936)          (2.2)
Held-to-maturity securities, at amortized cost                             61,889         78,408        (16,519)         (21.1)
Loans held for sale                                                       701,301        261,505        439,796          168.2

Loans held for investment:
    Commercial and industrial                                             584,201        506,444         77,757           15.4
    Real estate:
      Commercial                                                          618,047        521,779         96,268           18.4
      Mortgage                                                            194,585        180,088         14,497            8.0
      Construction and development                                        368,468        280,696         87,772           31.3
    Consumer/other                                                        145,269        147,193         (1,924)          (1.3)
    Unearned premium (discount)                                                (5)           (60)            55          (91.7)
                                                                      -----------    -----------    -----------
      Loans held for investment                                         1,910,565      1,636,140        274,425           16.8
Allowance for credit losses                                               (28,521)       (22,927)        (5,594)          24.4
                                                                      -----------    -----------    -----------
    Loans, net                                                          1,882,044      1,613,213        268,831           16.7
Accrued interest receivable                                                15,637         11,421          4,216           36.9
Real estate acquired by foreclosure                                         3,358          1,837          1,521           82.8
Premises and equipment, net                                                54,919         52,591          2,328            4.4
Goodwill, net                                                              61,284         54,812          6,472           11.8
Core deposit intangible                                                     2,096          2,036             60             --
Mortgage servicing rights                                                  26,467         19,592          6,875           35.1
Other assets                                                              170,422        104,537         65,885           63.0
Assets related to discontinued operations                                  42,772         39,310          3,462            8.8
                                                                      -----------    -----------    -----------
TOTAL ASSETS                                                          $ 3,581,845    $ 2,778,090    $   803,755           28.9
                                                                      ===========    ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand deposits:
    Noninterest-bearing                                               $   991,271    $   776,725    $   214,546           27.6
    Interest-bearing                                                      867,942        823,225         44,717            5.4
Certificates of deposit and other time deposits:
    Jumbo                                                                 440,801        268,869        171,932           63.9
    Nonjumbo                                                              232,888        269,782        (36,894)         (13.7)
                                                                      -----------    -----------    -----------
    Total deposits                                                      2,532,902      2,138,601        394,301           18.4
Securities sold under agreements to repurchase and other
  borrowed funds                                                          509,590        180,298        329,292          182.6
Note payable                                                               21,430         20,879            551            2.6
Accrued interest payable and other liabilities                             42,761         28,532         14,229           49.9
Liabilities related to discontinued operations                            140,340        130,679          9,661            7.4
                                                                      -----------    -----------    -----------
    Total liabilities                                                   3,247,023      2,498,989        748,034           29.9

COMPANY-OBLIGATED MANDATORILY REDEEMABLE
    TRUST PREFERRED SECURITIES OF SUBSIDIARY TRUST                         80,000         57,500         22,500           39.1

MINORITY INTEREST IN STERLING CAPITAL MORTGAGE COMPANY                      5,395          4,232          1,163           27.5

Shareholders' equity:
    Convertible preferred stock, $1 par value, 1 million
     shares authorized                                                         59             39             20           51.3
    Common stock, $1 par value, 100 million shares authorized              43,983         43,770            213            0.5
    Capital surplus                                                        44,633         42,526          2,107            5.0
    Retained earnings                                                     156,764        127,144         29,620           23.3
    Accumulated other comprehensive income--net unrealized gain on
      available-for-sale securities, net of tax                             3,988          3,890             98            2.5
                                                                      -----------    -----------    -----------
      Total shareholders' equity                                          249,427        217,369         32,058           14.7
                                                                      -----------    -----------    -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $ 3,581,845    $ 2,778,090    $   803,755           28.9
                                                                      ===========    ===========    ===========



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
STERLING BANCSHARES, INC.
CONSOLIDATED INCOME STATEMENT
(Dollars in thousands)
Page 8

                                                         QUARTER ENDED DECEMBER 31,    INCREASE/(DECREASE)
                                                             2002           2001         AMOUNT         %
                                                           --------       ---------   ------------    ------
Interest income:
   Loans, including fees                                   $ 42,515        $ 34,442        $ 8,073      23.4%
   Securities:
     Taxable                                                  3,011           3,919           (908)    (23.2)
     Tax-exempt                                                 673             800           (127)    (15.9)
   Federal funds sold and securities purchased under
     agreements to resell                                        48             644           (596)    (92.5)
   Trading assets                                             1,427             870            557      64.0
   Deposits in financial institutions                            20              22             (2)     (9.1)
                                                           --------        --------   ------------
      Total interest income                                  47,694          40,697          6,997      17.2

Interest expense:
   Demand and savings deposits                                1,647           2,662         (1,015)    (38.1)
   Certificates and other time deposits                       4,496           4,896           (400)     (8.2)
   Other borrowed funds                                       1,574           1,031            543      52.7
   Note payable                                                 195              49            146     298.0
                                                           --------        --------   ------------
      Total interest expense                                  7,912           8,638           (726)     (8.4)
                                                           --------        --------   ------------
      NET INTEREST INCOME                                    39,782          32,059          7,723      24.1

         Provision for credit losses                          5,768           3,092          2,676      86.5
                                                           --------        --------   ------------
      NET INTEREST INCOME AFTER
        PROVISION FOR CREDIT LOSSES                          34,014          28,967          5,047      17.4

Noninterest income:
   Customer service fees                                      4,085           3,645            440      12.1
   Gain on sale of mortgage loans                            14,429           6,242          8,187     131.2
   Mortgage origination income                               12,736           3,768          8,968     238.0
   Other                                                      5,170           5,545           (375)     (6.8)
                                                           --------        --------   ------------
      Total noninterest income                               36,420          19,200         17,220      89.7

Noninterest expense:
   Salaries and employee benefits                            28,239          16,996         11,243      66.2
   Occupancy expense                                          6,521           5,192          1,329      25.6
   Net loss and carrying costs of real estate
     acquired by foreclosure                                    181              44            137     311.4
   Mortgage servicing rights amortization and impairment      5,167           1,320          3,847     291.4
   Technology                                                 1,574           1,364            210      15.4
   Postage and delivery charges                                 942             686            256      37.3
   Supplies                                                     795             524            271      51.7
   Professional fees                                          1,283           1,138            145      12.7
   Minority interest expense:
     Company-obligated mandatorily redeemable
      trust preferred securities of subsidiary trusts         1,799           1,326            473      35.7
     Sterling Capital Mortgage Company                          501             798           (297)    (37.2)
   Conversion costs related to acquisitions                    (151)            957         (1,108)   (115.8)
   Other                                                      7,698           5,053          2,645      52.3
                                                           --------        --------   ------------
      Total noninterest expense                              54,549          35,398         19,151      54.1

      INCOME FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES                                 15,885          12,769          3,116      24.4
         Provision for income taxes                           5,417           4,643            774      16.7
                                                           --------        --------   ------------
      INCOME FROM CONTINUING OPERATIONS                      10,468           8,126          2,342      28.8

      INCOME FROM DISCONTINUED OPERATIONS
         BEFORE INCOME TAXES                                    (23)           (201)           178     (88.6)
         Provision for income taxes                              (7)            (74)            67     (90.5)
                                                           --------        --------   ------------
      INCOME FROM DISCONTINUED OPERATIONS                       (16)           (127)           111     (87.4)

                                                           ---------       --------   ------------
      NET INCOME                                           $ 10,452        $  7,999        $ 2,453      30.7
                                                           =========       ========   ============

EARNINGS PER SHARE:
   Basic                                                   $   0.24        $   0.19        $  0.05      26.3
                                                           ========        ========   ============
   Diluted                                                 $   0.23        $   0.18        $  0.05      27.8
                                                           ========        ========   ============

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
   Basic                                                   $   0.24        $   0.19        $  0.05      26.3
                                                           ========        ========   ============
   Diluted                                                 $   0.23        $   0.19        $  0.04      21.1
                                                           ========        ========   ============

Weighted average basic shares                                43,940          42,558          1,382       3.2
Weighted average diluted shares                              44,687          43,346          1,341       3.1

                                                            YEAR ENDED DECEMBER 31,          INCREASE/(DECREASE)
                                                             2002              2001            AMOUNT         %
                                                         -----------        -----------     ----------     ------
Interest income:
   Loans, including fees                                   $ 153,523          $ 144,003       $  9,520        6.6%
   Securities:
     Taxable                                                  14,310             17,121         (2,811)     (16.4)
     Tax-exempt                                                2,890              3,304           (414)     (12.5)
   Federal funds sold and securities purchased under
     agreements to resell                                        463              3,578         (3,115)     (87.1)
   Trading assets                                              4,649              2,787          1,862       66.8
   Deposits in financial institutions                            106                 79             27       34.2
                                                         -----------          ---------        -------
      Total interest income                                  175,941            170,872          5,069        3.0

Interest expense:
   Demand and savings deposits                                 7,940             16,010         (8,070)     (50.4)
   Certificates and other time deposits                       16,036             24,251         (8,215)     (33.9)
   Other borrowed funds                                        4,946              6,861         (1,915)     (27.9)
   Note payable                                                  797                135            662      490.4
                                                         -----------          ---------        -------
      Total interest expense                                  29,719             47,257        (17,538)     (37.1)
                                                         -----------          ---------        -------
      NET INTEREST INCOME                                    146,222            123,615         22,607       18.3

         Provision for credit losses                          14,918             11,684          3,234       27.7
                                                         -----------          ---------        -------
      NET INTEREST INCOME AFTER
        PROVISION FOR CREDIT LOSSES                          131,304            111,931         19,373       17.3

Noninterest income:
   Customer service fees                                      15,209             13,245          1,964       14.8
   Gain on sale of mortgage loans                             35,419             24,206         11,213       46.3
   Mortgage origination income                                30,544             10,392         20,152      193.9
   Other                                                      20,508             16,465          4,043       24.6
                                                         -----------          ---------        -------
      Total noninterest income                               101,680             64,308         37,372       58.1

Noninterest expense:
   Salaries and employee benefits                             93,842             67,887         25,955       38.2
   Occupancy expense                                          23,455             17,976          5,479       30.5
   Net loss and carrying costs of real estate
     acquired by foreclosure                                     481                176            305      173.3
   Mortgage servicing rights amortization and
     impairment                                               13,150              1,619         11,531      712.2
   Technology                                                  5,677              5,318            359        6.8
   Postage and delivery charges                                3,281              2,493            788       31.6
   Supplies                                                    2,730              1,956            774       39.6
   Professional fees                                           4,701              3,197          1,504       47.0
   Minority interest expense:
     Company-obligated mandatorily redeemable
      trust preferred securities of subsidiary trusts          5,916              4,716          1,200       25.4
     Sterling Capital Mortgage Company                         1,163              2,273         (1,110)     (48.8)
   Conversion costs related to acquisitions                      822              3,181         (2,359)     (74.2)
   Other                                                      22,554             17,731          4,823       27.2
                                                         -----------          ---------        -------
      Total noninterest expense                              177,772            128,523         49,249       38.3

      INCOME FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES                                  55,212             47,716          7,496       15.7
         Provision for income taxes                           18,439             16,731          1,708       10.2
                                                         -----------          ---------        -------
      INCOME FROM CONTINUING OPERATIONS                       36,773             30,985          5,788       18.7

      INCOME FROM DISCONTINUED OPERATIONS
         BEFORE INCOME TAXES                                    (183)              (905)           722      (79.8)
         Provision for income taxes                              (61)              (321)           260      (81.0)
                                                         -----------          ---------        -------
      INCOME FROM DISCONTINUED OPERATIONS                       (122)              (584)           462      (79.1)
                                                         -----------          ---------        -------
      NET INCOME                                            $ 36,651           $ 30,401        $ 6,250       20.6
                                                         ===========          =========        =======

EARNINGS PER SHARE:
   Basic                                                    $   0.84           $   0.72        $  0.12       16.7
                                                         ===========          =========        =======
   Diluted                                                  $   0.82           $   0.71        $  0.11       15.5
                                                         ===========          =========        =======

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
   Basic                                                    $   0.84           $   0.73        $  0.11       15.1
                                                         ===========          =========        =======
   Diluted                                                  $   0.82           $   0.72        $  0.10       13.9
                                                         ===========          =========        =======

Weighted average basic shares                                 43,872             42,180          1,692        4.0
Weighted average diluted shares                               44,756             43,039          1,717        4.0



                                     -more-

STERLING BANCSHARES, INC.
CONSOLIDATED INCOME STATEMENT
(Dollars in thousands)
Page 9

                                                              4TH QTR       3RD QTR      2ND QTR      1ST QTR       4TH QTR
                                                                2002          2002         2002         2002         2001
                                                             ----------   ------------  ----------  ------------  -----------
Interest income:
    Loans, including fees                                      $ 42,515       $ 40,296    $ 36,515      $ 34,197     $ 34,442
    Securities:
      Taxable                                                     3,011          3,488       3,835         3,976        3,919
      Tax-exempt                                                    673            697         739           781          800
    Federal funds sold and securities purchased
      under agreements to resell                                     48             76         124           215          644
    Trading assets                                                1,427          1,229         943         1,050          870
    Deposits in financial institutions                               20             27          30            29           22
                                                             ----------   ------------  ----------  ------------  -----------
         Total interest income                                   47,694         45,813      42,186        40,248       40,697

Interest expense:
    Demand and savings deposits                                   1,647          1,909       2,176         2,208        2,662
    Certificates and other time deposits                          4,496          3,743       3,677         4,120        4,896
    Other borrowed funds                                          1,574          1,651         995           726        1,031
    Note payable                                                    195            202         197           203           49
                                                             ----------   ------------  ----------  ------------  -----------
         Total interest expense                                   7,912          7,505       7,045         7,257        8,638
                                                             ----------   ------------  ----------  ------------  -----------
         NET INTEREST INCOME                                     39,782         38,308      35,141        32,991       32,059

            Provision for credit losses                           5,768          3,439       3,088         2,623        3,092
                                                             ----------   ------------  ----------  ------------  -----------
         NET INTEREST INCOME AFTER
           PROVISION FOR CREDIT LOSSES                           34,014         34,869      32,053        30,368       28,967

Noninterest income:
    Customer service fees                                         4,085          3,706       3,749         3,669        3,645
    Gain on sale of mortgage loans                               14,429          9,320       7,541         4,129        6,242
    Mortgage origination income                                  12,736          8,802       5,613         3,393        3,768
    Other                                                         5,170          5,308       5,569         4,461        5,545
                                                             ----------   ------------  ----------  ------------  -----------
         Total noninterest income                                36,420         27,136      22,472        15,652       19,200

Noninterest expense:
    Salaries and employee benefits                               28,239         24,160      22,798        18,645       16,996
    Occupancy expense                                             6,521          6,151       5,694         5,089        5,192
    Net loss and carrying costs of real estate acquired by
      foreclosure                                                   181            229           5            66           44
    Mortgage servicing rights amortization and impairment         5,167          6,141       1,042           800        1,320
    Technology                                                    1,574          1,573       1,329         1,201        1,364
    Postage and delivery charges                                    942            873         768           698          686
    Supplies                                                        795            738         674           523          524
    Professional fees                                             1,283          1,398       1,324           696        1,138
    Minority interest expense:
      Company-obligated mandatorily redeemable
         trust preferred securities of subsidiary trusts          1,799          1,462       1,325         1,330        1,326
      Sterling Capital Mortgage Company                             501             81         366           215          798
    Conversion costs related to acquisitions                       (151)           973          --            --          957
    Other                                                         7,698          5,384       5,057         4,415        5,053
                                                             ----------   ------------  ----------  ------------  -----------
         Total noninterest expense                               54,549         49,163      40,382        33,678       35,398

         INCOME FROM CONTINUING OPERATIONS
            BEFORE INCOME TAXES                                  15,885         12,842      14,143        12,342       12,769
            Provision for income taxes                            5,417          4,314       4,723         3,985        4,643
                                                             ----------   ------------  ----------  ------------  -----------
         INCOME FROM CONTINUING OPERATIONS                       10,468          8,528       9,420         8,357        8,126

         INCOME FROM DISCONTINUED OPERATIONS
            BEFORE INCOME TAXES                                     (23)           (17)        (55)          (88)        (201)
            Provision for income taxes                               (7)            (7)        (18)          (29)         (74)
                                                             ----------   ------------  ----------  ------------  -----------
         INCOME FROM DISCONTINUED OPERATIONS                        (16)           (10)        (37)          (59)        (127)

                                                             ----------   ------------  ----------  ------------  -----------
         NET INCOME                                            $ 10,452       $  8,518    $  9,383      $  8,298     $  7,999
                                                             ==========   ============  ==========  ============  ===========

EARNINGS PER SHARE:
    Basic                                                      $   0.24       $   0.19    $   0.21      $   0.19     $   0.19
                                                             ==========   ============  ==========  ============  ===========
    Diluted                                                    $   0.23       $   0.19    $   0.21      $   0.19     $   0.18
                                                             ==========   ============  ==========  ============  ===========

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
    Basic                                                      $   0.24       $   0.19    $   0.21      $   0.19     $   0.19
                                                             ==========   ============  ==========  ============  ===========
    Diluted                                                    $   0.23       $   0.19    $   0.21      $   0.19     $   0.19
                                                             ==========   ============  ==========  ============  ===========

Weighted average basic shares                                    43,940         43,917      43,849        43,779       42,558
Weighted average diluted shares                                  44,687         44,872      44,797        44,658       43,346



                                     -more-

STERLING BANCSHARES, INC.

(Dollars in thousands)
Page 10

                                                                                   YEAR ENDED
                                                 ---------------------------------------------------------------------------------
                                                             DECEMBER 31, 2002                        DECEMBER 31, 2001
                                                 ----------------------------------------  ---------------------------------------
YIELD ANALYSIS                                     AVERAGE                                    AVERAGE
                                                   BALANCE       INTEREST       YIELD         BALANCE       INTEREST        YIELD
                                                 ------------  ------------  ------------  -------------  ------------  ----------
INTEREST EARNING ASSETS:
Interest bearing deposits in financial
 institutions                                      $    1,960     $    106         5.41%          1,235      $     79         6.40%
Federal funds sold                                     22,414          364         1.62%         25,146           966         3.84%
Securities purchased under agreements to resell         2,912           99         3.40%         49,083         2,612         5.32%
Trading Assets                                        120,135        4,649         3.87%         49,352         2,787         5.65%
Investment securities (taxable)                       253,066       14,310         5.65%        277,842        17,121         6.16%
Investment securities (tax-exempt)                     66,509        2,890         4.35%         70,814         3,304         4.67%
Loans held for sale (taxable)                         409,749       27,660         6.75%        179,523        13,459         7.50%
Loans held for investment (taxable)                 1,782,796      128,022         7.18%      1,510,104       132,440         8.77%
Loans held for investment (tax-exempt)                  5,330          307         5.76%          4,240           285         6.72%
                                                 ------------  -----------   ----------    ------------   -----------   ----------
  Total Interest Earning Assets                     2,664,871      178,407         6.69%      2,167,339       173,053         7.98%

NONINTEREST EARNING ASSETS:
Cash and due from banks                                97,404                                    88,773
Premises and equipment, net                            55,638                                    53,525
Other assets                                          229,440                                   156,427
Allowance for credit losses                           (25,192)                                  (20,296)
                                                 ------------                              ------------
  Total Noninterest Earning Assets                    357,290                                   278,429
                                                 ------------                              ------------

  TOTAL ASSETS                                     $3,022,161                                 2,445,768
                                                 ============                              ============

INTEREST BEARING LIABILITIES:
Demand and savings deposits                        $  887,544     $  8,541         0.96%        784,054        16,915         2.16%
Certificates and other time deposits                  638,048       17,479         2.74%        547,600        26,141         4.77%
Other borrowings                                      284,965        4,946         1.74%        175,106         6,861         3.92%
Note payable                                           20,985          797         3.80%          3,369           135         4.01%
                                                 ------------  -----------   ----------    ------------   -----------   ----------
  Total Interest Bearing Liabilities                1,831,542       31,763         1.73%      1,510,129        50,052         3.31%

NONINTEREST BEARING LIABILITIES:
    Demand deposits                                   844,401                                   678,134
    Other liabilities                                  39,929                                    21,330
                                                 ------------                              ------------
      Total Noninterest Bearing Liabilities           884,330                                   699,464

Trust preferred securities                             69,620                                    52,853
Shareholders' equity                                  236,669                                   183,322
                                                 ------------                              ------------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $3,022,161                               $ 2,445,768
                                                 ============                              ============

NET INTEREST INCOME & MARGIN                                      $146,644         5.50%                     $123,001         5.68%
                                                               ===========   ==========                   ===========   ==========

NET INTEREST INCOME & MARGIN (TAX EQUIVALENT)                     $148,226         5.56%                     $124,644         5.75%
                                                               ===========   ==========                   ===========   ==========


The tax equivalent net interest margin excluding discontinued operations for the year ended December 31, 2002 and 2001 is 5.61% and 5.87%, respectively.




                                     -more-

STERLING BANCSHARES, INC.

(Dollars in thousands)
Page 11

                                                                                     QUARTER ENDED
                                                  --------------------------------------------------------------------------------
                                                                DECEMBER 31, 2002                      DECEMBER 31, 2001
                                                  ----------------------------------------  --------------------------------------
YIELD ANALYSIS                                      AVERAGE                                   AVERAGE
                                                    BALANCE       INTEREST       YIELD        BALANCE       INTEREST       YIELD
                                                  ------------  ------------  ------------  ------------  ------------  ----------
INTEREST EARNING ASSETS:
Interest bearing deposits in financial
 institutions                                      $    1,598      $     20         4.97%         1,408      $     22         6.20%
Federal funds sold                                     13,597            44         1.28%        23,127           127         2.18%
Securities purchased under agreements to resell           493             4         3.22%        55,014           532         3.84%
Trading Assets                                        161,371         1,427         3.51%        94,616           870         3.65%
Investment securities (taxable)                       252,178         3,011         4.74%       283,849         3,904         5.46%
Investment securities (tax-exempt)                     61,622           673         4.33%        62,293           800         5.10%
Loans held for sale (taxable)                         648,592        10,033         6.14%       213,988         3,880         7.19%
Loans held for investment (taxable)                 1,899,676        33,013         6.89%     1,577,496        31,146         7.83%
Loans held for investment (tax-exempt)                  5,124            80         6.19%         4,607            72         6.20%
                                                  -----------   -----------   ----------    -----------   -----------   ----------
  Total Interest Earning Assets                     3,044,251        48,305         6.30%     2,316,398        41,353         7.08%

NONINTEREST EARNING ASSETS:
Cash and due from banks                               103,377                                    94,587
Premises and equipment, net                            57,373                                    54,878
Other assets                                          272,554                                   191,252
Allowance for credit losses                           (27,586)                                  (22,433)
                                                  -----------                               -----------
  Total Noninterest Earning Assets                    405,718                                   318,284
                                                  -----------                               -----------

  TOTAL ASSETS                                     $3,449,969                                 2,634,682
                                                  ===========                               ===========

INTEREST BEARING LIABILITIES:
Demand and savings deposits                        $  906,141      $  1,775         0.78%       850,239         2,847         1.33%
Certificates and other time deposits                  770,378         4,847         2.50%       552,717         5,390         3.87%
Other borrowings                                      405,957         1,574         1.54%       178,857         1,031         2.29%
Note payable                                           21,470           195         3.60%         7,887            49         2.46%
                                                  -----------   -----------   ----------    -----------   -----------   ----------
  Total Interest Bearing Liabilities                2,103,946         8,391         1.58%     1,589,700         9,317         2.33%

NONINTEREST BEARING LIABILITIES:
    Demand deposits                                   950,192                                   769,357
    Other liabilities                                  48,014                                    20,166
                                                  -----------                               -----------
      Total Noninterest Bearing Liabilities           998,206                                   789,523

Trust preferred securities                             99,063                                    57,500
Shareholders' equity                                  248,754                                   197,959
                                                  -----------                               -----------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $3,449,969                               $ 2,634,682
                                                  ===========                               ===========

NET INTEREST INCOME & MARGIN                                       $ 39,914         5.20%                    $ 32,036         5.49%
                                                                ===========   ==========                  ===========   ==========

NET INTEREST INCOME & MARGIN (TAX EQUIVALENT)                      $ 40,289         5.25%                    $ 32,461         5.56%
                                                                ===========   ==========                  ===========   ==========

The tax equivalent net interest margin excluding discontinued operations for the quarter ended December 31, 2002 and 2001 is 5.29% and 5.64%.

STERLING BANCSHARES, INC.
SEGMENT REPORTING
(Dollars in thousands, except for per share data)
Page 12

                                            YEAR ENDED DECEMBER 31, 2002                     YEAR ENDED DECEMBER 31, 2001
                                ------------------------------------------------  -------------------------------------------------
                                COMMERCIAL   MORTGAGE   DISCONTINUED              COMMERCIAL  MORTGAGE    DISCONTINUED
                                 BANKING     BANKING     OPERATIONS    COMBINED    BANKING     BANKING     OPERATIONS      COMBINED
                                ----------  ----------  ------------  ----------  ----------  ----------  ------------    ---------
EARNINGS SUMMARY
Interest income                 $  175,941  $       --    $    2,466  $  178,407  $  170,872  $       --   $    2,181     $ 173,053
Interest expense                    29,719          --         2,044      31,763      47,257          --        2,795        50,052
                                ----------  ----------  ------------  ----------  ----------  ----------   ----------     ---------
Net interest income                146,222          --           422     146,644     123,615          --         (614)      123,001
Provision for loan losses           12,600       2,318            --      14,918      11,684          --           --        11,684
Noninterest income                  27,035      74,645         2,114     103,794      22,333      41,975        1,863        66,171
Noninterest expense                112,564      64,386         2,719     179,669      98,740      26,602        2,154       127,496
Conversion costs related to
  acquisition                          822          --            --         822       3,181          --           --         3,181
                                ----------  ----------  ------------  ----------  ----------  ----------   ----------     ---------
Earnings before income taxes        47,271       7,941          (183)     55,029      32,343      15,373         (905)       46,811
Provision for income taxes          15,149       3,290           (61)     18,378      10,451       6,280         (321)       16,410
                                ----------  ----------  ------------  ----------  ----------  ----------   ----------     ---------
Net earnings                    $   32,122  $    4,651    $     (122) $   36,651  $   21,892  $    9,093   $     (584)    $  30,401
                                ==========  ==========  ============  ==========  ==========  ==========   ==========     =========

EFFICIENCY RATIO                     63.82%      86.26%          N/A       70.98%      66.68%      63.38%         N/A         66.43%
                                ==========  ==========  ============  ==========  ==========  ==========   ==========     =========


                                            YEAR ENDED DECEMBER 31, 2002                     YEAR ENDED DECEMBER 31, 2001
                               --------------------------------------------------- -----------------------------------------------
                               COMMERCIAL    MORTGAGE    DISCONTINUED               COMMERCIAL   MORTGAGE  DISCONTINUED
                                 BANKING      BANKING     OPERATIONS    COMBINED    BANKING      BANKING    OPERATIONS   COMBINED
                               -----------  -----------   -----------  ----------- ----------- ----------- ----------  -----------
NONINTEREST INCOME
Customer service fees          $    15,209  $        --   $     1,684  $    16,893 $    13,245 $        --  $   1,589  $    14,834
Gain on sale of mortgage loans          --       35,419            --       35,419          --      24,206         --       24,206
Mortgage origination income             --       30,544            --       30,544          --      10,392         --       10,392
Other                               11,826        8,682           430       20,938       9,088       7,377        274       16,739
                               -----------  -----------   -----------  ----------- ----------- -----------  ---------  -----------
       Total                   $    27,035  $    74,645   $     2,114  $   103,794 $    22,333 $    41,975  $   1,863  $    66,171
                               ===========  ===========   ===========  =========== =========== ===========  =========  ===========

NONINTEREST EXPENSE
Salaries and employee benefits $    61,704  $    32,138   $     1,725  $    95,567 $    53,971 $    13,916  $   1,144  $    69,031
Occupancy expense                   14,792        8,663           389       23,844      13,656       4,320        308       18,284
Technology                           5,001          676            45        5,722       6,060         288         23        6,371
Supplies                             1,342        1,388            59        2,789       1,442         514         70        2,026
Goodwill amortization                   --           --            --           --         973         279         --        1,252
Mortgage servicing rights
  amortization                          --       13,150            --       13,150          --       1,154         --        1,154
Professional fees                    4,165          536            40        4,741       2,960         237          6        3,203
Minority interest expense            5,916        1,163            --        7,079       4,716       2,273         --        6,989
Conversion costs related to
 acquisitions                          822           --            --          822       3,181          --         --        3,181
Other                               19,644        6,672           461       26,777      14,962       3,621        603       19,186
                               -----------  -----------   -----------  ----------- ----------- -----------  ---------  -----------
       Total                   $   113,386  $    64,386   $     2,719  $   180,491 $   101,921 $    26,602  $   2,154  $   130,677
                               ===========  ===========   ===========  =========== =========== ===========  =========  ===========



                                     -more-

STERLING BANCSHARES, INC.
SEGMENT REPORTING
(Dollars in thousands, except for per share data)
Page 13

                                        QUARTER ENDED DECEMBER 31, 2002                      QUARTER ENDED DECEMBER 31, 2001
                                -----------------------------------------------  -----------------------------------------------
                                COMMERCIAL   MORTGAGE   DISCONTINUED             COMMERCIAL   MORTGAGE   DISCONTINUED
                                 BANKING     BANKING     OPERATIONS   COMBINED    BANKING      BANKING    OPERATIONS   COMBINED
                                ----------   --------   ------------ ----------  ----------   --------   ------------ ----------
EARNINGS SUMMARY
Interest income                 $ 47,694     $     --    $    611    $ 48,305     $ 40,697    $     --    $    656    $ 41,353
Interest expense                   7,912           --         479       8,391        8,638          --         679       9,317
                                --------     --------    --------    --------     --------    --------    --------    --------
Net interest income               39,782           --         132      39,914       32,059          --         (23)     32,036
Provision for loan losses          3,450        2,318          --       5,768        3,092          --          --       3,092
Noninterest income                 7,316       29,104         530      36,950        6,397      12,803         587      19,787
Noninterest expense               31,337       23,363         685      55,385       27,015       7,426         765      35,206
Conversion costs related to
  acquisition                       (151)          --          --        (151)         957          --          --         957
                                --------     --------    --------    --------     --------    --------    --------    --------
Earnings before income taxes      12,462        3,423         (23)     15,862        7,392       5,377        (201)     12,568
Provision for income taxes         3,997        1,420          (7)      5,410        2,458       2,185         (74)      4,569
                                --------     --------    --------    --------     --------    --------    --------    --------
Net earnings                    $  8,465     $  2,003    $    (16)   $ 10,452     $  4,934    $  3,192    $   (127)   $  7,999
                                ========     ========    ========    ========     ========    ========    ========    ========

EFFICIENCY RATIO                   65.44%       80.27%        N/A       71.44%       69.02%      58.00%        N/A       67.02%
                                ========     ========    ========    ========     ========    ========    ========    ========


                                        QUARTER ENDED DECEMBER 31, 2002                  QUARTER ENDED DECEMBER 31, 2001
                                -----------------------------------------------  -----------------------------------------------
                                COMMERCIAL   MORTGAGE   DISCONTINUED             COMMERCIAL    MORTGAGE   DISCONTINUED
                                 BANKING     BANKING     OPERATIONS   COMBINED    BANKING       BANKING    OPERATIONS   COMBINED
                                ----------   --------   ------------ ----------  ----------    ---------  ------------ ----------
NONINTEREST INCOME
Customer service fees           $   4,085    $      --   $     430   $   4,515    $   3,645   $      --   $     476   $   4,121
Gain on sale of mortgage loans         --       14,429          --      14,429           --       6,242          --       6,242
Mortgage origination income            --       12,736          --      12,736           --       3,768          --       3,768
Other                               3,231        1,939         100       5,270        2,752       2,793         111       5,656
                                ---------    ---------   ---------   ---------    ---------   ---------   ---------   ---------
        Total                   $   7,316    $  29,104   $     530   $  36,950    $   6,397   $  12,803   $     587   $  19,787
                                =========    =========   =========   =========    =========   =========   =========   =========

NONINTEREST EXPENSE
Salaries and employee benefits  $  16,324    $  11,915   $     424   $  28,663    $  13,952   $   3,044   $     402   $  17,398
Occupancy expense                   3,765        2,756         104       6,625        3,976       1,216         101       5,293
Technology                          1,296          278           9       1,583        2,376          18           9       2,403
Supplies                              384          411          17         812          333         191          18         542
Goodwill amortization                  --           --          --          --          308          71          --         379
Mortgage servicing rights
  amortization                         --        5,167          --       5,167           --       1,320          --       1,320
Professional fees                   1,088          195          10       1,293        1,069          69           3       1,141
Minority interest expense           1,799          501          --       2,300        1,326         798          --       2,124
Conversion costs related to
  acquisitions                       (151)          --          --        (151)         957          --          --         957
Other                               6,681        2,140         121       8,942        3,675         699         232       4,606
                                ---------    ---------   ---------   ---------    ---------   ---------   ---------   ---------
        Total                   $  31,186    $  23,363   $     685   $  55,234    $  27,972   $   7,426   $     765   $  36,163
                                =========    =========   =========   =========    =========   =========   =========   =========





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